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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   AMENDMENT 1
                                    FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 30, 2002
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                            SPECTRASOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)


            Nevada                   0-18515                     93-0960302
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       (State or other             (Commission                 (IRS Employer
jurisdiction of incorporation)     File Number)             Identification No.)


14900 Westheimer, Suite X Houston, Texas                           77042
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code 281-558-3032

                                       N/A
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         (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Registrant amends its Form 8-K (originally filed September 6, 2002) to report the acquisition of a significant amount of assets and to report audited financial statements of the acquiree and pro-forma statements of Registrant as required by Item 310 of regulation S-B.

a)

     i.   Date - August 30, 2002

     ii. Manner of Acquisition - negotiated purchase of operating assets to be held by Registrant's subsidiary, Connect Source Communications, Inc., in exchange for cash and stock of Registrant

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     iii. Description of Assets- inventory, work-in-process, trademarks of the unincorporated entity, Home Structure Sound.

     iv. Consideration Given - Cash, debt and Registrant's common stock totaling $423,000, with a contingent element tied to the calendar year 2003 earnings of Registrant's subsidiary, Connect Source Communications, Inc. Such contingency may result in an adjustment of the consideration to a maximum of $634,500 or to a minimum of $0. In the opinion of Registrant, no adjustment to the consideration will occur. Cash consideration consists of $45,000 paid to sellers at closing. Such cash was funded by draws from the Registrant's operating cash. The debt portion of the purchase price consists of a $184,000 unsecured non-interest bearing note payable to sellers over four years. The stock portion of the purchase price consists of 339,400 shares of registrant's stock with an arm's length agreed upon value of $193,000.

     v. Principles Followed in Determining Amount of Consideration - arm's-length negotiated purchase price

     vi. Identity of Seller(s) - William J. Casey, Mark Eppes, and Greg Fischer, collectively the 100% owners of the unincorporated entity Home Structure Sound

     vii. Material Relationships - None

     viii. Sources of Funds - Registrant's stock; cash drawn from Registrant's operating cash; promissory note of Registrant.

b) Seller used the acquired assets in the residential structured cabling industry. Registrant will continue such use.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired

               Audited financial statements of Home Structure Sound from date of inception, January, 2002, through date of acquisition, August 30, 2002. As Home Structure Sound was not in existence prior to January, 2002, no audited financial statements are presented for the prior comparable period.

     (b)  Pro forma financial statements

               Pro-Forma (unaudited) financial statements of Registrant for the interim period ending June 30, 2002 showing results of operations as if the acquisition had occurred at the beginning of such period. The pro-forma adjustments relating to Home Structure Sound contained in the pro-forma statements were compiled from bank records of Home Strucure Sound. As Home Structure Sound was not in existence prior to January, 2002, no comparable statements for the prior comparable period are presented.

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     (c)  Exhibits

               99.1 - Audited financial statements of Home Structure Sound
               99.2 - Pro-Forma financial statements of Registrant as of June
                      30, 2002 as if the acquisition had occurred at the beginning of such period.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPECTRASOURCE CORPORATION
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                                                (Registrant)

Date: July 3, 2003                        By: /s/ CHARLES SHEFFIELD
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                                              (Signature)
                                              Charles Sheffield
                                              President